UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CONESTOGA FUNDS
(Name of Registrant as Specified In Its Charter)

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CONESTOGA FUNDS

March 31, 2014

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”) and the Institutional Advisors LargeCap Fund (the “LargeCap Fund”) (each a “Fund” and collectively, the “Funds”), each a series of Conestoga Funds (the “Trust”), will be held on May 29, 2014, at 1:00 p.m., Eastern Time, at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087 to consider and vote on certain proposals, described below.  The Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

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Proposal 1:  To elect seven nominees to the Trust’s Board of Trustees (the “Board”);

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Proposal 2:  To approve the investment advisory agreement attached hereto as Appendix A between CCA and the Trust, on behalf of the SMid Cap Fund;

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Proposal 3:  To approve the investment advisory agreement attached hereto as Appendix B between Conestoga Capital Advisors, LLC (“CCA”) and the Trust, on behalf of the Small Cap Fund; and

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Proposal 4:  To approve a distribution plan under rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) for Investors Class Shares of the Small Cap Fund.

Shareholders of record of the Funds at the close of business on March 26, 2014 are entitled to notice of, and to vote on, the Proposals at the Special Meeting or any adjournment or postponement thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposals.  The Proxy Statement itself provides greater detail about the Proposals and their effects on the Funds.  The Board recommends that you read the enclosed materials carefully and vote on each of the Proposals.

You may choose one of the following options to vote:

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Mail: Complete and return the enclosed proxy/voting instruction card.

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Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

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Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

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In person: Attend the Special Meeting on May 29, 2014.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote on the Proposals as soon as possible.  Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Special Meeting, we may contact you for your vote.  Thank you for your response and for your continued investment with the Funds.

Respectfully,

William C. Martindale, Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”) and the Institutional Advisors LargeCap Fund (each a “Fund” and collectively, the “Funds”), each a series of Conestoga Funds (the “Trust”) that require a vote.

Questions & Answers

Q.  Why am I receiving this Proxy Statement?

A.  On June 30, 2014, William C. Martindale, a founder of Conestoga Capital Advisors (“CCA”), will retire from CCA.  Upon Mr. Martindale’s retirement, his voting ownership interest in CCA will fall below 25% (the “Transaction”).  Mr. Martindale will continue to serve as a Trustee of the Trust following his retirement from CCA.

When consummated, the Transaction will result in an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), of each of the existing investment advisory agreements between CCA and the Trust regarding the Funds (each an “Earlier Agreement” and together the “Earlier Agreements”).  An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  Consequently, to facilitate management of the Small Cap and SMid Cap Funds, the Trust’s Board of Trustees (the “Board”) seeks approval, as described in Proposals 2 and 3, of new investment advisory agreements between CCA and the Trust on behalf of the Small Cap and SMid Cap Funds (each an “Advisory Agreement” and the “Advisory Agreements”), each effective as of the date of the Earlier Agreement’s termination.

The Transaction is expected to be consummated on June 30, 2014, but is subject to various conditions, including the approval of the Agreements.  In connection with the Transaction, the shareholders of each Fund within the Trust are to approve the election of the seven nominees for trustee to the Board, as described in Proposal 1.  Consequently, the Board recommends approval of Proposals 2 and 3, to set in place the Advisory Agreements, Proposal 4, to approve a plan of distribution under Rule 12b-1 of the 1940 Act for Investors Class Shares of the Small Cap Fund and Proposal 1 to elect the seven nominees, consisting of all existing Trustees plus one additional nominee, John G. O’Brien, to the Board.

Q.  What will happen if the Funds’ shareholders do not approve the Proposals?

A.  Effectiveness of Proposal 1 is conditioned on the approval by the Trust’s shareholders of the Proposal.  Effectiveness of Proposal 2 is conditioned upon (i) the consummation of the Transaction and (ii) the approval by the SMid Cap Fund’s shareholders of Proposal 2. Effectiveness of Proposals 3 and 4 is conditioned upon (i) the consummation of the Transaction and (ii) the approval by the Small Cap Fund’s shareholders of Proposals 3 and 4. In other words, if one of Proposals 3 and 4 is approved by a Fund’s shareholders and the other of Proposals 3 and 4 is not, neither Proposal shall become effective.  If the Funds’ shareholders do not approve Proposals 3 and 4 at the Special Meeting, or at a postponement or adjournment or postponement thereof, those Proposals shall not become effective.  If the Transaction is not consummated for any reason, Proposals 2, 3 and 4 shall not become effective.  If the Proposals do not become effective, the Board may consider the re-solicitation of proxies/voting instructions and may consider alternatives to the Proposals as it deems appropriate and in the best interests of the Funds.

Q.  How will the Agreements affect the Small Cap and SMid Cap Funds?

A.  The Small Cap and SMid Cap Funds and their investment objectives and policies will not change as a result of the Agreements.  The value of your investment will not change.  The Advisory Agreement for the Small Cap Fund contains substantially similar terms to the Advisory Agreement and the Earlier Agreement for the SMid Cap Fund, but differs from the Earlier Agreement for the Small Cap Fund in that the Small Cap Fund will no longer pay a unitary fee.  Under the Earlier Agreement, CCA pays all expenses except Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, expenses of the Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, while the Small Cap Fund pays CCA an annual fee rate of 1.20% of the Fund’s average daily net assets.  Under the Advisory Agreement, the Small Cap Fund will receive the same services from CCA that the SMid Cap Fund receives, and will pay CCA an annual fee rate of 0.90% of the Fund’s average daily net assets.  The Advisory Agreement for the SMid Cap Fund contains substantially similar terms and conditions as the Earlier Agreement.  The Earlier Agreement is discussed in more detail in the enclosed Proxy Statement.

Q.  How will the “total annual operating expenses” for the Small Cap Fund differ as a result of the change from a unitary fee to separate components fees?

A.  The change from a unitary fee to the proposed structure will not result in a change to the net expenses, taking into account the expense limitation currently in place.  Without that expense limitation, the Fund would bear its own expenses, which, over time could be higher or lower than the unitary fee.

Q.  Will the investment management fee paid by the SMid Cap Fund be the same upon approval of the Agreements?

A.  Yes.  The investment management fee rate applicable to the SMid Cap Fund under the Advisory Agreement will be the same as the investment management fee rate applicable to the SMid Cap Fund under the Earlier Agreement.

Q.  Who are the nominees for election as Trustees?

A. Standing for election to the Board are six current Trustees:  William B. Blundin, Nicholas J. Kovich, James G. Logue, Richard E. Ten Haken, William C. Martindale and Robert M. Mitchell and one additional nominee, John G. O’Brien (together with the current Trustees, the “Nominees”).  Information about each of the nominees is set forth in the Proxy Statement.

Q.  Will the investment management fee paid by the Small Cap Fund be the same upon approval of the Agreements?

A.  No.  The investment management fee rate for the Small Cap Fund under the Advisory Agreement will be 0.90%.  The investment management fee rate applicable to the Small Cap Fund under the Earlier Agreement had been 1.20%.  However, under the Earlier Agreement, CCA agreed to pay all expenses except Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, expenses of the Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  Under the Advisory Agreement, these additional expenses will not be assumed by CCA, and the Fund will pay the additional expenses aside from investment advisory fees.

Q.  How will the distribution (12b-1) plan for Investors Class Shares of the Small Cap Fund affect the total fees?

A.  If shareholders approve the Advisory Agreement and distribution plan for Investors Class Shares of the Small Cap Fund, shareholders of Investors Class Shares will pay a distribution fee of 0.05% of the average daily net assets attributed to Investors Class Shares.  However, the “total annual fund operating expenses after expense reimbursement” for Investors Class Shares of the Small Cap Fund will remain the same.

Q.  How many of the nominees will be Independent Trustees if elected?

A. Five of the seven Nominees will be Independent Trustees (i.e., Trustees that are not “interested persons” of the Funds as that term is defined in the 1940 Act) if elected. Independent Trustees have no affiliation with the Funds, apart from any personal investments they choose to make in the Funds as private individuals. Independent Trustees play a critical role in overseeing the Funds’ operations and representing the interests of shareholders.

Messrs. Martindale and Mitchell would each be considered an “interested person” of the Funds, as that term is defined in the 1940 Act, and each is referred to as an “Interested Trustee.”  Messrs. Martindale and Mitchell would each be an “Interested Trustee” of the Funds by virtue of their positions with CCA.

Q. How long will each Trustee serve?

A. Each incumbent Trustee may serve on the Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign by an instrument in writing signed by him and delivered to the other Trustees, and such resignation shall be effective upon such delivery or at any later date according to the terms of the instrument.  A Trustee may be removed by a written instrument signed by at least two thirds of the number of Trustees prior to such removal.

Q.  How does the Board recommend that I vote?

A.  The Board, including all of the Independent Trustees, recommends that you vote FOR Proposal 1, relating to the election of Trustees.  The Board, including all of the Independent Trustees, recommends that you vote FOR the Advisory Agreement as described in Proposals 2 and 3.  The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Funds pay for the proxy/voting instruction solicitation and related legal costs?

A.  CCA will bear the proxy/voting instruction solicitation and related costs, which are anticipated to be equal to approximately $30,000.

Q.  When and where will the Special Meeting be held?

A.  The Special Meeting will be held at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087 on May 29, 2014, at 1:00 p.m.

Q.  Do I have to attend the Special Meeting in order to vote?

A.  No.  You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q.  How can I vote?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

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Mail: Complete and return the enclosed proxy/voting instruction card.

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Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

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Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

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In person: Attend the Special Meeting on May 29, 2014.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact CCA at 1-484-654-1380.

CONESTOGA FUNDS

259 N. RADNOR-CHESTER ROAD

RADNOR COURT, SUITE 120

RADNOR, PA 19087

PROXY STATEMENT

Special meeting of shareholders to be held on May 29, 2014

This Proxy Statement is solicited by the Board of Trustees (the “Board”) of the Conestoga Funds (the “Trust”) for voting at a special meeting (the “Special Meeting” or the “Meeting”) of shareholders of the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”) and the Institutional Advisors LargeCap Fund (the “LargeCap Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be held on May 29, 2014 at 1:00 p.m., at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust.

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to the Funds’ shareholders (the “Shareholders”) on or about April 7, 2014.  The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview.  A copy of the Proxy Statement is available on the website of the Funds’ investment advisers, Conestoga Capital Advisors, LLC (“CCA”) and Institutional Advisors, LLC (each an “Investment Adviser” and together the “Investment Advisers”), at www.conestogacapital.com and www.ialfx.com, respectively.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by CCA.  Broadridge has been retained to solicit proxies/voting instructions in connection with the Special Meeting.  Costs associated with soliciting proxies are expected to total $30,000 for CCA.  In addition to the solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Investment Advisers and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

The Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

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Proposal 1: To elect seven nominees to the Trust’s Board;

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Proposal 2: To approve the investment advisory agreement attached hereto as Appendix A between CCA and the Trust, on behalf of the SMid Cap Fund; and

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Proposal 3: To approve the investment advisory agreement attached hereto as Appendix B between CCA and the Trust, on behalf of Small Cap Fund.

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Proposal 4:  To approve a distribution plan under rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) for Investors Class Shares of the Small Cap Fund.

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

A proxy/voting instruction card is enclosed with respect to the shares you own in the Fund.  If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

A Shareholder is entitled to a number of votes equal to the number of shares they own as of a record date, March 26, 2014 (the “Record Date”).  The Funds will determine as of the record date the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof.  If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

Any Shareholder giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

The presence in person or by proxy/voting instruction card of Shareholders holding one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum.  Votes cast by proxy/voting instruction card or in person at the Special Meeting will be counted by persons appointed by the Fund as inspectors of election for the Special Meeting.  The inspectors will count the total number of votes cast "FOR" approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.  Shares that abstain or do not vote with respect to one or more of any proposals presented for Shareholder approval and Shares held in "street name" as to which the broker or nominee with respect thereto indicates on the proxy that it does not have discretionary authority to vote with respect to a particular proposal will, be counted as outstanding and entitled to vote for purposes of determining whether a quorum is present at a meeting, but will not be counted as Shares voted with respect to such proposal or proposals. With respect to the election of the Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the Proposal relating thereto.  With respect to any other Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of any of the Proposals set forth in this Proxy Statement are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose postponements or adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards.  In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required.  With respect to any Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Special Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against the Proposal.  CCA will pay the costs of any additional solicitation and of any adjourned session. Any Proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other Proposal.

The affirmative vote of a plurality of the votes cast is necessary to elect the Board. There is no cumulative voting in the election of Trustees. For the purposes of the election of Trustees, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required. The approval of each of the Advisory Agreements requires the affirmative vote of "a majority of the outstanding voting securities" of the applicable Fund, which is defined in the 1940 Act, to mean the vote (i) of 67 percent or more of the shares present at the Special Meeting, if the holders of more than 50 percent of the shares of the applicable funds outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 shares of the applicable funds outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by CCA.  It is anticipated that CCA will bear proxy solicitation and related costs equal to approximately $30,000.

For a free copy of the Small Cap Fund’s annual report for the fiscal year ended September 30, 2013 call 1-800-494-2755, visit conestogacapital.com or write to the Fund, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

For a free copy of the LargeCap Fund’s annual report for the fiscal year ended September 30, 2013  call 1-800-292-2660, visit ialfx.com or write to the Fund, c/o Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530.

The SMid Cap Fund commenced operations on January 21, 2014 and has not completed its first semiannual reporting period as of the date of this proxy statement.

Background regarding the Proposals

On June 30, 2014, William C. Martindale, a founder of Conestoga Capital Advisors (“CCA”), will retire.  Upon Mr. Martindale’s retirement, his ownership interest in CCA will fall below 25% (the “Transaction”).

When consummated, the Transaction will result in an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of each of the existing investment advisory agreements between CCA and the Trust regarding the Funds (each an “Earlier Agreement” and together the “Earlier Agreements”).  An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  Consequently, to facilitate management of the Small Cap and SMid Cap Funds, the Trust’s Board of Trustees (the “Board”) seeks approval, as described in Proposals 2 and 3, of new investment advisory agreements between CCA and the Trust on behalf of the Small Cap and SMid Cap Funds, respectively (each an “Advisory Agreement” and the “Advisory Agreements”), each effective as of the date of the Earlier Agreement’s termination.

The Transaction is expected to be consummated on June 30, 2014, but is subject to various conditions, including the approval of the Agreements.  In connection with the Transaction, the shareholders of each Fund within the Trust are to approve the election of the seven Nominees for trustee to the Board, as described in Proposal 1.  Consequently, the Board recommends approval of Proposals 2 and 3, to set in place the Advisory Agreements, and Proposal 1 to elect the seven nominees, consisting of all existing Trustees and one additional nominee, John G. O’Brien, to the Board.

Each of these Proposals is discussed in greater detail below.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board recommends that Shareholders vote FOR the approval of the election of seven Nominees to the Board

At the Special Meeting, the Funds’ Shareholders will be asked to approve the election of seven Nominees to the Trust’s Board.  Six of the seven Nominees are current members of the Board.  An additional Nominee, John G. O’Brien, was selected by the Trust’s Nominating Committee at an in-person meeting on March 12, 2014.  Information regarding the background and expertise of each nominee is set forth below.

NOMINEES WHO ARE CURRENT INTERESTED TRUSTEES

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held During Past 5 Years
William C. Martindale, Jr. (1942)**	Chairman of the Board, CEO and Trustee, Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC since 2001.	3	None
Robert M. Mitchell (1969)**	Treasurer and Trustee, Since 2011	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	3	None

* The “Fund Complex” consists of the Small Cap Fund, the SMid Cap Fund and the LargeCap Fund.

**Mr. Martindale and Mr. Mitchell are deemed to be “interested persons” of the Trust by reason of their positions as at CCA.

NOMINEES WHO ARE CURRENT INDEPENDENT TRUSTEES

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held During Past 5 Years
William B. Blundin (1939)	Trustee, Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997; Senior Vice President of Bisys Group from 1995 to 1998; Founding Partner of Concord Holding Corp and Concord Financial Group from 1987 to 1995.	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios) (2003-2012).
Nicholas J. Kovich (1956)	Trustee, Since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	3	Trustee, the Milestone Funds (1 Portfolio) from 2007-2011.
James G. Logue (1956)	Trustee, Since December 2013	Shareholder, McCausland Keen & Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	3	None
Richard E. Ten Haken (1934)	Trustee, Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds (2004 to 2006); President, JP Morgan Chase Mutual Funds (1987 to 1992), Chairman of Audit Committee (1992-2001), Independent Trustee (1982-2001); President, Pinnacle Government Fund (1987 to 1990); New York State Teachers Retirement System, Chairman of the Board and President (1992 to 1994), Trustee (1972 to 1994), Vice-Chairman of Board and Vice-President (1977 to 1992); District Superintendent of Schools, State of New York (1970 to 1993).	3	None

* The “Fund Complex” consists of the Small Cap Fund, the SMid Cap Fund and the LargeCap Fund.

NOMINEE WHO IS NOT CURRENTLY A TRUSTEE

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held During Past 5 Years
John G. O’Brien (1941)	Nominee to the Board of Trustees	Managing Director, Prairie Capital Management since 2001.[1]	3	Founding Trustee of the Center for Entrepreneurial Study and Development

* The “Fund Complex” consists of the Small Cap Fund, the SMid Cap Fund and the LargeCap Fund.

1  Prairie Capital Management is an investment adviser registered under the Investment Advisers Act of 1940, which has investments in the Conestoga Funds and in separate accounts managed by CCA.  Prairie Capital Management is a subsidiary of UMB Bank, N.A., the Funds’ custodian.

NOMINEE EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND/OR SKILLS AND THE BASIS ON WHICH NOMINEES ARE EVALUATED

The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single nominee/Trustee, or particular factor, being controlling. The Board has determined that each of the Nominees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each nominee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, investment managers, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee.  In addition, the Board has taken into account the actual service and commitment of each incumbent Trustee during his tenure (including the Trustee’s commitment and participation in board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve.  The Board generally believes that it benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of such board, but has not adopted any specific policy in this regard. Each Nominee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields; educational background and professional training; and experience as a Trustee of the Trust.  Information as of December 31, 2013, indicating the specific experience, skills, attributes and qualifications of each Nominee who is an incumbent Trustee and information as of February 2014 for the Nominee who is not an incumbent Trustee, which led to the Board’s determination that the nominee should serve in this capacity, is provided below.

William B. Blundin

Mr. Blundin has been a Trustee since 2002.  Mr. Blundin has substantial financial and asset management experience, in addition to senior executive-level management experience.

Nicholas J. Kovich

Mr. Kovich has been a Trustee since 2002 and serves as the lead independent Trustee of the Trust.  Mr. Kovich has substantial financial and asset management experience, in addition to senior executive-level management experience.

James G. Logue

Mr. Logue has been a Trustee since 2013.  Mr. Logue has substantial legal counsel experience, in addition to senior executive-level management experience.

Richard E. Ten Haken

Mr. Ten Haken has been a Trustee and Chairman of the Audit Committee since 2002.  Mr. Ten Haken has substantial financial, managerial and consulting experience, in addition to senior executive-level management experience.

William C. Martindale, Jr.

Mr. Martindale has been a Trustee since 2002, Chairman of the Board since 2011 and Chief Executive Officer since 2010.  Mr. Martindale has substantial financial and asset management experience, in addition to senior executive-level management experience.

Robert M. Mitchell

Mr. Mitchell has been Treasurer since 2002 and a Trustee since 2011.  Mr. Mitchell has substantial financial and asset management experience, in addition to senior executive-level management experience.

John G. O’Brien

Mr. O’Brien is a Nominee to become an Independent Trustee of the Trust.  He has substantial financial and asset management experience, in addition to senior executive-level management experience.

Compensation

Effective February 28, 2014, the Independent Trustees receive a quarterly retainer of $4,000 and $4,000 per quarterly and special in-person meeting, and 50% of such meeting fee for telephonic meetings.  For their positions as Chairman of the Audit Committee and Lead Independent Trustee, Mr. Ten Haken and Mr. Kovich, respectively, are entitled to an additional $2,650 per meeting.  Mr. Martindale and Mr. Mitchell do not receive compensation in the form of trustee fees from the Trust.

The Independent Trustees previously received a quarterly retainer of $3,000 and $3,500 per quarterly and special in-person meeting, and 50% of such meeting fee for telephonic meetings.  For their positions as Chairman of the Audit Committee and Lead Independent Trustee, Mr. Ten Haken and Mr. Kovich, respectively, were also entitled to an additional $2,100 per meeting. Mr. Martindale and Mr. Mitchell do not receive compensation in the form of trustee fees from the Trust.  For the fiscal year ended September 30, 2013, the Independent Trustees received the following fees:

Trustee	Aggregate Compensation From the Small Cap Fund		Aggregate Compensation From the SMid Cap Fund*	Aggregate Compensation From the LargeCap Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex** Paid to Trustee
Mr. William B. Blundin	$14,506	$	None	$11,334	None	None	$26,000
Mr. Nicholas J. Kovich	$15,323	$	None	$18,730	None	None	$34,400
Dr. Richard E. Ten Haken	$15,510	$	None	$18,730	None	None	$34,400
Mr. James G. Logue***	$--		$--	$--	--	--	$--

*

The SMid Cap Fund commenced operations on January 21, 2014 and did not pay compensation to the Trustees during the fiscal year ended September 30, 2013.

**

Total compensation to the Trustees for the fiscal year ended September 30, 2013 includes compensation from the Conestoga Mid Cap Fund, which was liquidated on February 28, 2014.  Messrs. Blundin, Kovich and Ten Haken received compensation in the amounts of $160, $347 and $160, respectively, from the Mid Cap Fund during the fiscal year ended September 30, 2013.

***

Mr. Logue became a Trustee effective December 6, 2013.  As such, he did not receive any compensation from the Trust during the fiscal year ended September 30, 2013.

Board Composition and Leadership Structure

Overall responsibility for oversight of the Fund rests with the Board.  The Fund has engaged the Adviser to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust and By-Laws.  The Board is currently composed of six members, four of whom are Independent Trustees.  The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed William C. Martindale, Jr., an interested Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  Nicholas J. Kovich serves as the lead independent Trustee of the Trust.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Board of Trustees’ Role in Risk Oversight of the Trust

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of each Fund’s Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  The Advisers and the other service providers employs a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of the Advisers and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board requires senior officers of the Trust and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  The Board also receives reports from certain of the Trust’s other primary service providers on a periodic or regular basis.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees

The Board has an Audit Committee, whose function is to recommend independent auditors of the Fund and monitor accounting and financial matters.  The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blundin, Kovich and Logue.  The Board has designated Mr. Kovich to be the Audit Committee Financial Expert.  The Audit Committee met twice during the fiscal year ended September 30, 2013.

The Board has a standing Nominating Committee that is composed of Messrs. Blundin, Kovich, Logue and Ten Haken.  The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. The Nominating Committee was formed on November 6, 2013 and thus did not meet during the fiscal year ended September 30, 2013.

Management Ownership

The following tables show the dollar ranges of securities beneficially owned by the Trustees in the Funds (Conestoga “family of funds” consists of the Small Cap Fund, the SMid Cap Fund, and the LargeCap Fund) as of December 31, 2013.  No Independent Trustee or his immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser.  As of December 31, 2013, the Trustees and Officers as a group owned less than 1% of the outstanding shares of both the Small Cap Fund and the LargeCap Fund.  As of December 31, 2013, the SMid Cap Fund did not have any shares outstanding.

Independent Trustees	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in the SMid Cap Fund*	Dollar Range of Equity Securities in the LargeCap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Mr. William B. Blundin	$10,001-$50,000	None	$10,001-$50,000	$50,001-$100,000
Mr. Nicholas J. Kovich	$10,001-$50,000	None	$10,001-$50,000	$50,001-$100,000
Mr. James G. Logue	None	None	None	None
Dr. Richard E. Ten Haken	Over $100,000	None	$10,001-$50,000	Over $100,000

Interested Trustees	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in the SMid Cap Fund*	Dollar Range of Equity Securities in the LargeCap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Mr. William C. Martindale, Jr.	Over $100,000	None	$10,001-$50,000	Over $100,000
Mr. Robert M. Mitchell	Over $100,000	None	$0	Over $100,000

*The SMid Cap Fund commenced operations on January 21, 2014 and did not have any securities outstanding as of December 31, 2013.

**The Conestoga Funds “family of funds” consists of the Small Cap Fund, the SMid Cap Fund, and the LargeCap Fund.

Based on all of the foregoing, the Board recommends that Shareholders vote FOR Proposal 1.

PROPOSAL 2

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN CCA AND THE TRUST, ON BEHALF OF THE SMID CAP FUND

PROPOSAL 3

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX B BETWEEN CCA AND THE TRUST, ON BEHALF OF THE SMALL CAP FUND

The Board recommends that Shareholders vote FOR the Advisory Agreement between CCA and the Trust, on behalf of the SMid Cap and Small Cap Funds.

At the Special Meeting, Shareholders will be asked to approve the Advisory Agreements between CCA and the Trust, on behalf of the Small Cap Fund and SMid Cap Fund, respectively, as described in Proposals 2 and 3 above.  The Advisory Agreement for the Small Cap Fund is substantially the same as the Advisory Agreement for the SMid Cap Fund, but differs from the Earlier Agreement for the Small Cap Fund in that CCA will not be providing additional non-advisory services to the Fund in exchange for a unitary fee.  The change from a unitary fee to the proposed structure will not result in a change to the net expenses, taking into account the expense limitation currently in place.  Without that expense limitation, the Small Cap Fund would bear its own expenses, which, over time could be higher or lower than the unitary fee.  The Advisory Agreement for the SMid Cap Fund contains substantially similar terms and conditions as the existing Earlier Agreement.  The forms of the Advisory Agreements are attached hereto as Appendix A and Appendix B.  The Board recommends approval of the Advisory Agreement to replace the Earlier Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Transaction.

If Shareholders of the Small Cap Fund do not approve Proposal 3 and Proposal 4 (which is discussed below), the Small Cap Fund will not enter into the Advisory Agreement.  The Trust’s Board may re-solicit proxies, and may consider alternatives to the Transaction as it deems appropriate and in the best interests of the Funds, including the possible liquidation of the Funds.

CCA and the Earlier Agreement

CCA currently provides day-to-day investment management services to the Small Cap and SMid Cap Funds pursuant to the Earlier Agreement.  CCA is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the "Advisers Act").  As of December 31, 2013, CCA had approximately $1.7 billion of assets under management.  CCA’s principal place of business is located at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, Telephone 800-494-2755, Facsimile (610) 225-0533.

Under the Earlier Agreement, CCA is entitled to receive an annual fee rate of 1.20% of the average daily net assets of the Small Cap Fund and 0.85% of the average daily net assets of the SMid Cap Fund.

After fee waivers and expense reimbursements, for the fiscal year ended September 30, 2013 CCA received $4,797,041 pursuant to the Earlier Agreement from the Small Cap Fund.  The SMid Cap Fund was not in operation during the fiscal year ended September 30, 2013.

The Adviser and the Advisory Agreement

If Proposals 2 and 3 are approved, CCA will continue its role in providing day-to-day investment management services to the Small Cap and SMid Cap Funds.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of CCA as of the consummation of the Transaction.  Each individual’s address will be 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

Name	Principal Occupation with Adviser
William C. Martindale, Jr.	Chief Executive Officer
Robert M. Mitchell	Chief Investment Officer
Duane R. D’Orazio	Chief Compliance Officer
Mark S. Clewett	Director of Institutional Sales and Client Service
David M. Lawson	Portfolio Manager
Joseph F. Monahan	Portfolio Manager

There were no brokerage commissions paid by the Small Cap and SMid Cap Funds to affiliated brokers of CCA for the fiscal year ended September 30, 2013.

A copy of the Advisory Agreement for the SMid Cap Fund is attached hereto as Appendix A.  A copy of the Advisory Agreement for the Small Cap Fund is attached hereto as Appendix B.  The following description is only a summary.  You should refer to Appendix A and Appendix B for the respective Advisory Agreement, and the description set forth in this Proxy Statement of the Advisory Agreement is qualified in its entirety by reference to Appendix A or Appendix B, as applicable.

Advisory Services.  Similar to CCA’s services under the Earlier Agreement, under the Advisory Agreement, CCA will provide certain investment advisory services to the Small Cap and SMid Cap Funds, including investment research and management, subject to the supervision of the Board and, upon written approval of the Trust, arrange for other companies to provide services to the Small Cap and SMid Cap Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Small Cap and SMid Cap Funds.

Other Services Provided to the Small Cap Fund Under the Earlier Agreement.  Under the Earlier Agreement, CCA has undertaken to provide, or, upon receipt of written approval of the Trust, arrange for other companies to provide, a number of services to the Small Cap Fund in the manner and to the extent that such services are reasonably necessary for the operation of the Fund.  The additional services are:  (1) accounting services and functions; (2) non-litigation related legal and compliance services; (3) dividend disbursing agent, dividend reinvestment agent, transfer agent and registrar services and functions; (4) custodian and depository services and functions; (5) distribution, marketing, and/or underwriting services; (6) independent pricing services; (7) preparation of reports describing the operation of the Fund, including costs of providing such reports to broker-dealers, financial institutions and organizations which render services and assistance in connection with the distribution of shares of the Fund; (8) sub-accounting and recordkeeping services and functions; (9) shareholder and Board of Trustee communication services; and (10) other day-to-day administrative services.  These services were included in the Earlier Agreement for the Small Cap Fund but will not be a part of the services that CCA provides to the Small Cap Fund under the Advisory Agreement.

Brokerage.  The Earlier Agreement and the Advisory Agreement both authorize CCA to select the brokers or dealers that will execute the purchases and sales of securities of the Small Cap and SMid Cap Funds and direct CCA to use its best efforts to obtain the best available price and most favorable execution.  CCA may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, or other services provided by the broker to CCA.  However, both the Earlier Agreement and the Advisory Agreement provide that such higher commissions will not be paid the Small Cap and SMid Cap Funds unless CCA determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.  Both the Earlier Agreement and the Advisory Agreement provide that CCA may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds or of its other clients, subject to the policies set forth in the Small Cap and SMid Cap Funds’ prospectus and statement of additional information, if in CCA’s reasonable judgment, such aggregation will result in an overall economic benefit to the Small Cap and SMid Cap Funds.

Advisory Fees.  Under the Earlier Agreement for the Small Cap Fund, CCA is entitled to receive a fee of 1.20% of the average daily net assets of the Small Cap Fund.  The Advisory Agreement for the Small Cap Fund entitles CCA to receive 0.90% of the average daily net assets of the Small Cap Fund.  The Advisory Agreement for the SMid Cap Fund contains a fee structure identical to that of the Earlier Agreement.  CCA is entitled to receive an annual fee rate of 0.85% of the average daily net assets of the SMid Cap Fund.

Duration and Termination.  Like the Earlier Agreements, each Advisory Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of the Advisory Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  The Advisory Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser.  The Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

Limitation on Liability and Indemnification.  Like the Earlier Agreements, the Advisory Agreements provide that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Earlier Agreements and the Advisory Agreements on the part of CCA, or a breach of fiduciary duty with respect to receipt of compensation, neither CCA nor any of its directors, officers, shareholders, agents or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the Earlier Agreements or the Advisory Agreements or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of the Earlier Agreement or the Advisory Agreements.  Additionally, under the Earlier Agreements and the Advisory Agreements, the services of CCA to the Small Cap and SMid Cap Funds are not to be deemed exclusive and CCA may render similar services to others and engage in other activities.  Under the Earlier Agreements and the Advisory Agreements, the obligations of the Trust entered into in the name or on behalf thereof of any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

BOARD APPROVAL AND RECOMMENDATION OF THE ADVISORY AGREEMENT

In reaching its decision to approve the Advisory Agreement, the Trustees, including all of the Independent Trustees, met in person at a meeting held on March 12, 2014 with senior executives of the Adviser, including Mr. Martindale, whose voting ownership in CCA will fall below 25% in the Transaction.  The Board reviewed information about the Transaction and its potential impact on the Small Cap and SMid Cap Funds, reviewed information about the continuity of personnel at CCA and its affiliates and considered the terms of the Advisory Agreements.  The Board and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the meeting by CCA, including information pursuant to the requirements of Section 15(c) of the 1940 Act.  This information also included materials requested by legal counsel to the Independent Trustees that provided details concerning the terms of the Transaction and the financial stability of CCA.

The Independent Trustees discussed the details of the Transaction with representatives of the Small Cap and SMid Cap Funds’ investment adviser, CCA.  The Independent Trustees noted that CCA will remain as the Small Cap and SMid Cap Funds’ investment adviser.  Following the Transaction, CCA will continue to operate as it had prior to the Transaction.  The Independent Trustees discussed that there were no expected changes in the portfolio managers currently providing advisory services to the Funds as a result of the Transaction, and reviewed the background and experience of each of the portfolio managers.  The Trustees noted that Mr. Martindale had transitioned out as a portfolio manager of the Small Cap Fund at the end of 2013 and that portfolio management for the Funds would remain the same. Further, the Independent Trustees discussed with CCA whether the services to be provided to the Funds were expected to change as a result of the Transaction.  CCA representatives noted that the advisory services to be provided to the Funds are not expected to change, including the manner in which investment decisions are made and executed. The Board noted that the Small Cap and SMid Cap Funds’ investment objectives and policies are not expected to change as a result of the Transaction.

In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services to be provided to the Funds; (2) the performance of the Funds; (3) the Funds’ advisory fees and overall expenses; (4) the fact that the Transaction is not expected to affect the manner in which the Funds are advised; (5) the fact that the current portfolio management team will continue to manage the Funds; (6) the fact that the fee structure for the Small Cap Fund under its Advisory Agreement would change, with advisory fees decreasing from the Earlier Agreement, and that the fee structure for the SMid Cap Fund under the Advisory Agreement would be identical to the fee structure under the Earlier Agreement; and (7) other factors deemed relevant.

The Trustees also evaluated the Advisory Agreement in light of information they had requested and received from the Adviser prior to the meeting.  The Trustees reviewed these materials with management of the Adviser and legal counsel to the Funds, the Adviser, and the Independent Trustees.  The Independent Trustees also discussed the Advisory Agreement in an executive session, at which no representatives of the Adviser were present.  The Trustees considered whether the Advisory Agreement would be in the best interests of the Funds and Shareholders and the overall fairness of the Advisory Agreement.  Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the Funds’ investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale will be realized as the Funds grow and the extent to which fee levels reflect such economies of scale, if any, for the benefit of Shareholders; and (5) ancillary benefits and other factors.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Funds.

The Board considered information it believed necessary to assess the stability of CCA as a result of the Transaction and to assess the nature and quality of services to be provided to the Funds by CCA following the closing of the Transaction.

Investment Performance of the Funds.

The Board considered the investment experience of CCA, including the performance of the Funds, given that the Transaction is not expected to affect the manner in which the Funds are advised and that the current portfolio management team will continue to manage the Funds.

Costs of Services Provided and Profits Realized by the Adviser

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors.  The Board’s analysis of the Funds’ advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Funds compared to a peer group.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds.

Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by CCA from its management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

Based on all of the foregoing, the Board recommends that Shareholders vote FOR Proposals 2 and 3 and approve the Advisory Agreements.

PROPOSAL 4

TO APPROVE THE DISTRIBUTION PLAN PURSUANT TO RULE 12B-1, ATTACHED HERETO AS APPENDIX C BETWEEN CCA AND THE TRUST, ON BEHALF OF INVESTORS CLASS SHARES OF THE SMALL CAP FUND

Shareholders of Investors Class Shares of the Small Cap Fund (formerly known as “Shares” of the Small Cap Fund) will be asked to approve a distribution plan under Rule 12b-1 of the 1940 Act (the “Distribution Plan”).

A distribution plan adopted under Rule 12b-1 of the 1940 Act is required to be approved by the affirmative vote of a majority of the Independent Trustees, as well as by a majority of the outstanding voting shares of the applicable classes of the Fund. In addition, the Distribution Plan is required to be continued at least annually by the Independent Trustees who have no direct or indirect interest in the operation of the Distribution Plan or any agreement related thereto.

The terms of the Distribution Plan provide that the Small Cap Fund may pay an annual fee of up to 0.25% of the Fund’s average daily net assets attributable to Investors Class Shares to the distributor, and that the distributor may retain all or a part of its fee as compensation for distribution or shareholder services it provides or it may use such fee for compensation of broker/dealers and other financial institutions and intermediaries that provide distribution or shareholder services as specified by the distributor.  CCA intends to limit the distribution fee paid by Investors Class Shares of the Small Cap Fund to an annual fee of 0.05% of the Fund’s average daily net assets attributable to Investors Class Shares.

Approval of the Distribution Plan requires the affirmative votes of a majority of the outstanding voting securities of Investors Class Shares of the Small Cap Fund.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding Investors Class Shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Investors Class Shares of the Fund.

BOARD APPROVAL AND RECOMMENDATION OF PROPOSAL 4

At a meeting held on March 12, 2014, which included a separate executive session attended only by the Independent Trustees and Fund counsel, the Trustees considered various factors when approving the Distribution Plan.  The factors considered included (i) whether the Distribution Plan was expected to result in benefits to the Fund’s Investors Class shareholders; (ii) the merits of alternative distribution methods, and (iii) the extent to which third parties may benefit from the Distribution Plan and how these benefits compare to the benefits to be experienced by the Fund.  The Independent Trustees who had no direct or indirect interest in the operation of the Distribution Plan or any agreement related thereto determined that there is a reasonable likelihood that the Distribution Plan will benefit the Small Cap Fund and its Investors Class Shareholders and that its costs are primarily intended to result in the sale of Investors Class Shares of the Small Cap Fund.

ADDITIONAL INFORMATION

Other Matters.  No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to adjournment or postponement of the Special Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their Shareholders.

Principal Holders of the Funds.  The beneficial owners of more than 5% of the outstanding value of the Funds as of the Record Date are as follows:

Name and Address of Owner	Fund and Number of Shares	Percentage of Fund
NFS LLC f/b/o National Penn Investors Trust Company 1340 Broadcasting Road, Suite 100 Wyomissing, PA 19610	Large Cap Fund 2,963,249	95.18%
Charles Schwab & Co. Inc. 215 Fremont Street San Francisco, CA 94104	Small Cap Fund 4,616,322	20.93%
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Small Cap Fund 4,118,351	18.67%
Individual Investor – NFS, LLC 200 Liberty Street New York, NY 10281	SMid Cap Fund 34,189	10.95%
Individual Investor – NFS, LLC 200 Liberty Street New York, NY 10281	SMid Cap Fund 31,518	10.09%
Individual Investor – NFS, LLC 200 Liberty Street New York, NY 10281	SMid Cap Fund 25,590	8.20%
Individual Investor – NFS, LLC 200 Liberty Street New York, NY 10281	SMid Cap Fund 24,712	7.91%
Individual Investor – Fund Direct Flourtown, PA 19031	SMid Cap Fund 24,070	7.71%
Individual Investor – NFS, LLC 200 Liberty Street New York, NY 10281	SMid Cap Fund 17,784	5.70%

Security Ownership of Management.  As of the Record Date, the Trust’s Trustees and officers owned, in aggregate, less than 1% of  the Funds.

Custodian, and Distributor.  UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106 serves as custodian of the Funds’ cash balances and provides custodial services for the Funds.  Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as Fund Administrator pursuant to a Accounting Services Agreement.  Arbor Court Capital, LLC, 2000 Auburn Drive, Suite 120, Cleveland, OH 44122, serves as the Small Cap and Smid Cap Funds’ distributor.  Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530 serves as the LargeCap Fund’s distributor.

Shareholder Proposals and Procedures for Shareholder Communications with the Board.

The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders.  If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

Audit Committee Report

For the fiscal year ended September 30, 2013, the Audit Committee has reviewed and discussed the audited financial statements with management.  The Audit Committee has also met with the Funds’ independent registered public accounting firm, BBD, LLP (“BBD”), and discussed with it certain matters required by the Statement on Auditing Standards No. 61, as amended, which includes, among other items, matters related to the conduct of the audit of the Funds’ financial statements.

The Audit Committee has received the written disclosures and the letter from BBD required by applicable requirements of the Public Company Accounting Oversight Board regarding BBD’s communications with the Audit Committee concerning independence and has discussed with BBD its independence from the Funds.

Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Funds annual report to shareholders for the fiscal year ended September 30, 2013 for filing with the SEC.

Independent Registered Public Accounting Firm

BBD has been selected as independent registered public accounting firm of the Funds and has served as such for at least the last two fiscal years of the Funds.  BBD examines annual financial statements for the Funds and reviews regular regulatory filings that include those financial statements.  Representatives of BBD are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available to answer appropriate questions.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by BBD for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory fillings or engagements for those fiscal years are $36,400 for the fiscal year ended September 30, 2013 and $34,400 for the fiscal year ended September 30, 2012.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by BBD that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under Audit Fees are $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2012.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by BBD for tax compliance, tax advice, and tax planning are $6,100 for the fiscal year ended September 30, 2013 and $6,100 for the fiscal year ended September 30, 2012.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by BBD other than the services reported above were $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2012.

Pre-Approval Policies and Procedures; Adviser Affiliates

The Audit Committee must pre-approve the audit and non-audit services of the independent auditor prior to the independent auditor’s engagement.  The Funds did not pay any “audit-related fees,” “tax fees” or “all other fees,” as described above.

The percentage of fees billed by BBD applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FISCAL YEAR ENDED 9/30/2013	FISCAL YEAR ENDED 9/30/2012
Audit-Related
Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The aggregate non-audit fees by BBD for services rendered to the Funds and rendered to CCA and Institutional Advisors, LLC and any entity controlling, controlled by, or under common control with CCA and Institutional Advisors, LLC that provides ongoing services to the Funds for each of the last two fiscal years was $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2012.

Dated:  March 31, 2014

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT (the “Agreement”) made this 12th day of March 2014, by and between Conestoga Funds, a Delaware business trust which may issue one or more series of shares of beneficial interest (the “Trust”), and Conestoga Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A (each, a “Fund” and collectively, the “Funds”), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.

Appointment.

(a)

General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)

Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

(c)

Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Sub-Adviser”), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust (the “Board”) and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act or any exemptive relief granted thereunder. The Adviser will review, monitor and report to the Trust’s Board regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser or employ another Sub-Adviser without further shareholder approval, to the extent consistent with the 1940 Act or any exemptive relief granted thereunder. A Sub-Adviser may be an affiliate of the Adviser.

2.

Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents, and will promptly deliver to it all future amendments and supplements thereto, if any:

(1)

the Trust’s Trust Instrument;

(2)

the Bylaws of the Trust;

(3)

resolutions of the Board of the Trust authorizing the execution and delivery of this Agreement;

(4)

the Trust’s Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, on Form N-1A as filed with the U.S. Securities and Exchange Commission (the “Commission”);

(5)

Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

(6)

the currently effective Prospectus and Statement of Additional Information of the Funds.

3.

Investment Advisory.

(a)

Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

(i)

supervise all aspects of the operations of the Trust and each Fund;

(ii)

obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds’ investment programs, and the issuers of securities included in the Funds’ portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund’s portfolio;

(iii)

determine which issuers and securities shall be included in the portfolio of each Fund;

(iv)

furnish a continuous investment program for each Fund;

(v)

in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

(vi)

take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser’s functions as provided above, including the making of appropriate periodic reports to the Trust’s Board of Trustees.

(b)

Covenants. The Adviser shall carry out its investment advisory, other and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) the Funds’ Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust’s Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the “Code”), except as may be authorized to the contrary by the Trust’s Board. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust’s Board.

(c)

Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund’s books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(d)

Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser’s services hereunder as the Trust’s Board may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust’s Board with respect to Trust policies, and shall carry out such policies as are adopted by the Board. The Adviser shall, subject to review by the Board, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(e)

Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust’s policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

(f)

Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) to the Adviser and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund. Any transactions for the Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the 1934 Act, and the regulations promulgated thereunder, including Rule 11a2-2(T). The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

(g)

Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser’s reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust’s registration statement and the Fund’s Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

4.

Representations and Warranties.

(a)

The Adviser hereby represents and warrants to the Trust as follows:

(i)

The Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)

The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)

The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser’s obligations hereunder.

(b)

The Trust hereby represents and warrants to the Adviser as follows:

(i)

The Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

(ii)

The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

5.

Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund’s name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund’s or Trust’s inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

The Adviser shall have the right, but not the obligation, to voluntarily defer any portion of the advisory fee or absorb any portion of the expenses described in Section 7 below.

6.

Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

7.

Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder.

8.

Non-Exclusive Services; Limitation of Adviser’s Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.

Effective Date; Modifications; Termination. This Agreement shall become effective as of the date first written above, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)

This Agreement shall continue in force for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of the Trust or a majority of the outstanding voting shares of the Fund.

(b)

The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(c)

Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty. Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

10.

Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

The terms “Conestoga Funds” and “Trustees” refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of “Conestoga Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

11.

Service Mark. The service mark of the Trust and the name “Conestoga Funds” (and derivatives thereof) have been licensed to the Trust by the Adviser and their continued use is subject to the right of the Adviser to withdraw this permission in the event the Adviser is not the investment adviser to the Trust.

12.

Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “control,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

13.

Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

14.

Structure of Agreement. The Trust is entering into this Agreement on behalf of the Funds listed on Schedule A, severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

(a)

any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)

under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)

the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

15.

Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

16.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.

Notices. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to:

Conestoga Funds

259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA 19087

Attention: William C. Martindale, Jr.

President

with a copy to:

Drinker Biddle Reath LLP

One Logan Square, Ste 2000

Philadelphia, PA 19103

Attention: Joshua B. Deringer, Esq.

or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at:

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA 19087

Attention: Duane R. D’Orazio

Managing Partner

or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

CONESTOGA FUNDS	CONESTOGA CAPITAL ADVISORS, LLC
By: ______________________	By: ______________________
Name: Mr. William C. Martindale, Jr.	Name: Mr. Duane R. D’Orazio
Title: Chairman, CEO	Title: Managing Partner, Managing Member

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT

between

CONESTOGA FUNDS and CONESTOGA CAPITAL ADVISORS, LLC

Name of Fund	Fee (as a percentage of average daily net assets)

Conestoga SMid Cap Fund	0.85%

Approved by the Board of Trustees:  March 12, 2014

Appendix B

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT (the “Agreement”) made this 12th day of March 2014, by and between Conestoga Funds, a Delaware business trust which may issue one or more series of shares of beneficial interest (the “Trust”), and Conestoga Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A (each, a “Fund” and collectively, the “Funds”), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.

Appointment.

(a)

General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)

Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

(c)

Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Sub-Adviser”), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust (the “Board”) and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act or any exemptive relief granted thereunder. The Adviser will review, monitor and report to the Trust’s Board regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser or employ another Sub-Adviser without further shareholder approval, to the extent consistent with the 1940 Act or any exemptive relief granted thereunder. A Sub-Adviser may be an affiliate of the Adviser.

2.

Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents, and will promptly deliver to it all future amendments and supplements thereto, if any:

(1)

the Trust’s Trust Instrument;

(2)

the Bylaws of the Trust;

(3)

resolutions of the Board of the Trust authorizing the execution and delivery of this Agreement;

(4)

the Trust’s Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, on Form N-1A as filed with the U.S. Securities and Exchange Commission (the “Commission”);

(5)

Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

(6)

the currently effective Prospectus and Statement of Additional Information of the Funds.

3.

Investment Advisory.

(a)

Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

(i)

supervise all aspects of the operations of the Trust and each Fund;

(ii)

obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds’ investment programs, and the issuers of securities included in the Funds’ portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund’s portfolio;

(iii)

determine which issuers and securities shall be included in the portfolio of each Fund;

(iv)

furnish a continuous investment program for each Fund;

(v)

in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

(vi)

take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser’s functions as provided above, including the making of appropriate periodic reports to the Trust’s Board of Trustees.

(b)

Covenants. The Adviser shall carry out its investment advisory, other and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) the Funds’ Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust’s Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the “Code”), except as may be authorized to the contrary by the Trust’s Board. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust’s Board.

(c)

Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund’s books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(d)

Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser’s services hereunder as the Trust’s Board may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust’s Board with respect to Trust policies, and shall carry out such policies as are adopted by the Board. The Adviser shall, subject to review by the Board, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(e)

Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust’s policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

(f)

Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) to the Adviser and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund. Any transactions for the Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the 1934 Act, and the regulations promulgated thereunder, including Rule 11a2-2(T). The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

(g)

Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser’s reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust’s registration statement and the Fund’s Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

4.

Representations and Warranties.

(a)

The Adviser hereby represents and warrants to the Trust as follows:

(i)

The Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)

The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)

The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser’s obligations hereunder.

(b)

The Trust hereby represents and warrants to the Adviser as follows:

(i)

The Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

(ii)

The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

5.

Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund’s name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund’s or Trust’s inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

The Adviser shall have the right, but not the obligation, to voluntarily defer any portion of the advisory fee or absorb any portion of the expenses described in Section 7 below.

6.

Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

7.

Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder.

8.

Non-Exclusive Services; Limitation of Adviser’s Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.

Effective Date; Modifications; Termination. This Agreement shall become effective as of the date first written above, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)

This Agreement shall continue in force for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of the Trust or a majority of the outstanding voting shares of the Fund.

(b)

The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(c)

Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty. Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

10.

Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

The terms “Conestoga Funds” and “Trustees” refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of “Conestoga Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

11.

Service Mark. The service mark of the Trust and the name “Conestoga Funds” (and derivatives thereof) have been licensed to the Trust by the Adviser and their continued use is subject to the right of the Adviser to withdraw this permission in the event the Adviser is not the investment adviser to the Trust.

12.

Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “control,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

13.

Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

14.

Structure of Agreement. The Trust is entering into this Agreement on behalf of the Funds listed on Schedule A, severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

(a)

any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)

under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)

the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

15.

Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

16.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.

Notices. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to:

Conestoga Funds

259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA 19087

Attention: William C. Martindale, Jr.

President

with a copy to:

Drinker Biddle Reath LLP

One Logan Square, Ste 2000

Philadelphia, PA 19103

Attention: Joshua B. Deringer, Esq.

or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at:

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA 19087

Attention: Duane R. D’Orazio

Managing Partner

or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

CONESTOGA FUNDS	CONESTOGA CAPITAL ADVISORS, LLC
By: ______________________	By: ______________________
Name: Mr. William C. Martindale, Jr.	Name: Mr. Duane R. D’Orazio
Title: Chairman, CEO	Title: Managing Partner, Managing Member

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT

between

CONESTOGA FUNDS and CONESTOGA CAPITAL ADVISORS, LLC

Name of Fund	Fee (as a percentage of average daily net assets)

Conestoga Small Cap Fund	0.90%

Approved by the Board of Trustees:  March 12, 2014

Appendix C

CONESTOGA FUNDS

DISTRIBUTION PLAN
for Investors Class Shares of the

Conestoga Small Cap Fund

WHEREAS, Conestoga Funds (the “Trust”) is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the trustees of the Trust (the “Trustees”) have determined that there is a reasonable likelihood that the following Distribution Plan will benefit the Trust and the holders Investors Class Shares of the Conestoga Small Cap Fund (the “Fund”);

NOW, THEREFORE, the Trustees hereby adopt this Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.

SECTION 1.

The Trust has adopted this Distribution Plan (the “Plan”) to enable the Fund to directly or indirectly bear expenses relating to the distribution of Investors Class Shares of the Fund.

SECTION 2.

The Fund will pay the distributor of Investors Class Shares of the Fund a fee at the annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investors Class Shares.  The distributor may retain all or part of this fee as compensation for distribution or shareholder services it provides or it may use such fees for compensation of broker/dealers and other financial institutions and intermediaries that provide distribution or shareholder services as specified by the distributor.  The actual fee to be paid by the distributor to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided.

SECTION 3.

This Plan shall not take effect until it has been approved (a) by a vote of at least a majority of the outstanding Investors Class Shares of the Fund; and (b) together with any related agreements, by votes of the majority of both (i) the Trustees and (ii) the Independent Trustees (as defined herein), cast in person at a meeting of the Trustees called for the purpose of voting on this Plan or such agreement.

SECTION 4.

This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided in Part (b) of Section 3 herein for the approval of this Plan.

SECTION 5.

Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement shall provide to the Trustees, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 6.

This Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Investors Class Shares of the Fund.

SECTION 7.

All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Investors Class Shares of the Fund, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

SECTION 8.

This Plan may be amended in the manner provided in Part (b) of Section 3 herein for the approval of this Plan; provided, however, that the Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of a majority of the outstanding Investors Class Shares of the Fund.

SECTION 9.

While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of the Directors then in office who are not interested persons of the Company.

SECTION 10.

As used in this Plan, (a) the term “Independent Trustees” shall mean those Trustees who are not interested persons, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

SECTION 11.

This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

Adopted:  March 12, 2014

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 800-690-6903.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyvote.com.

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Conestoga Small Cap Fund

(A Series of Conestoga Funds)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

May 29, 2014

This Proxy is solicited on behalf of the Board of Trustees of the Conestoga Funds (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposals with respect to the Trust’s Conestoga Small Cap Fund (the “Fund”).  The undersigned hereby appoints Michelle Patterson and Duane R. D’Orazio, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 1:00 p.m. (Eastern time), on May 29, 2014, at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED MARCH 31, 2014, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

________________________________________________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal 1:  Election of Seven (7) Trustees:

Nominees:	(01) William B. Blundin (05) William C. Martindale, Jr. (02) Nicholas J. Kovich (06) Robert M. Mitchell (03) James G. Logue (07) John G. O’Brien (04) Richard E. Ten Haken	FOR all nominees (except as marked to the contrary at left) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐

Proposal 3:  To approve the investment advisory agreement between Conestoga Capital Advisers, LLC and the Trust, on behalf of the Fund:

FOR

AGAINST

ABSTAIN

☐

☐

☐

Proposal 4:  To approve a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investors Class Shares (formerly, “Shares”) of the Fund:

FOR

AGAINST

ABSTAIN

☐

☐

☐

___________________________________________________________________________________

(INSTRUCTION: To withhold authority for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 800-690-6903.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyvote.com.

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Conestoga SMid Cap Fund

(A Series of Conestoga Funds)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

May 29, 2014

This Proxy is solicited on behalf of the Board of Trustees of the Conestoga Funds (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposals with respect to the Trust’s Conestoga SMid Cap Fund (the “Fund”).  The undersigned hereby appoints Michelle Patterson and Duane R. D’Orazio, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 1:00 p.m. (Eastern time), on May 29, 2014, at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED MARCH 31, 2014, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal 1:  Election of Seven (7) Trustees:

Nominees:	(01) William B. Blundin (05) William C. Martindale, Jr. (02) Nicholas J. Kovich (06) Robert M. Mitchell (03) James G. Logue (07) John G. O’Brien (04) Richard E. Ten Haken	FOR all nominees (except as marked to the contrary at left) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐

Proposal 2:  To approve the investment advisory agreement between Conestoga Capital Advisers, LLC and the Trust, on behalf of the Fund:

FOR

AGAINST

ABSTAIN

☐

☐

☐

___________________________________________________________________________________

(INSTRUCTION: To withhold authority for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 800-690-6903.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyvote.com.

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Institutional Advisors LargeCap Fund

(A Series Conestoga Funds)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

May 29, 2014

This Proxy is solicited on behalf of the Board of Trustees of the Conestoga Funds (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Institutional Advisors LargeCap Fund (the “Fund”).  The undersigned hereby appoints Michelle Patterson and Duane R. D’Orazio, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 1:00 p.m. (Eastern time), on May 29, 2014, at 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, and any adjournment(s) or postponement(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED MARCH 31, 2014, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal:  Election of Seven (7) Trustees:

Nominees:	(01) William B. Blundin (05) William C. Martindale, Jr. (02) Nicholas J. Kovich (06) Robert M. Mitchell (03) James G. Logue (07) John G. O’Brien (04) Richard E. Ten Haken	FOR all nominees (except as marked to the contrary at left) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐

___________________________________________________________________________________

(INSTRUCTION: To withhold authority for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)